UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)_______March 8, 2005

TRW Automotive Holdings Corp.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-31970	81-0597059

(Commission File Number)	(IRS Employer Identification No.)

12001 Tech Center Drive, Livonia, Michigan	48150

(Address of Principal Executive Offices)	(Zip Code)

(734) 855-2600

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

ITEM 2.03.	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

ITEM 3.02.	UNREGISTERED SALES OF EQUITY SECURITIES

SIGNATURE

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Purchase of Shares of Common Stock of the Company held by Northrop Grumman

     On March 8, 2005, TRW Automotive Holdings Corp., a Delaware corporation (the “Company”), entered into a First Stock Purchase Agreement (the “First Stock Purchase Agreement”) with Northrop Grumman Corporation (“Northrop Grumman”) and the affiliate of Northrop Grumman that holds 17,000,000 shares of common stock of the Company, Richmond U.K. Inc. (collectively with Northrop Grumman, the “Seller”). Pursuant to the First Stock Purchase Agreement, Seller agreed to sell to the Company 5,256,500 shares of common stock of the Company (the “Common Stock”) for an aggregate consideration of $103,290,225 in cash. The closing of this sale is expected to occur on March 11, 2005. Any party to the First Stock Purchase Agreement may terminate the agreement if the closing does not occur by March 31, 2005, provided that the terminating party has satisfied all its conditions to closing and complied with all its obligations under the agreement.

     On March 8, 2005, the Company entered into a Second Stock Purchase Agreement (the “Second Stock Purchase Agreement”) with Seller pursuant to which Seller agreed to sell to the Company 2,000,000 shares of Common Stock for an aggregate consideration of $39,300,000 in cash. The closing of this sale is expected to occur on March 11, 2005. Any party to the Second Stock Purchase Agreement may terminate the agreement if the closing does not occur by March 31, 2005, provided that the terminating party has satisfied all its conditions to closing and complied with all its obligations under the agreement.

     The Company expects to fund the stock purchases pursuant to the First Stock Purchase Agreement and the Second Stock Purchase Agreement with cash on hand and, if needed, a draw on its short term liquidity lines, including its revolving credit facility or receivables facilities.

Amendment of Stockholders Agreement

     The First Stock Purchase Agreement and the Second Stock Purchase Agreement each provide that promptly following the closing, the Company, Seller and Automotive Investors L.L.C., the affiliate of The Blackstone Group L.P. that owns approximately 56.7% of the outstanding shares of the Company (“AI LLC”), will amend and restate the Second Amended and Restated Stockholders Agreement by and among the Company, AI LLC and Seller dated as January 28, 2004 (the “Stockholders Agreement”) to (a) delete the obligations of the Company and AI LLC under Sections 5.1 and 5.2 of the Stockholders Agreement with respect to the Priority Shares (as defined in the Stockholders Agreement) and (b) provide that Seller shall vote its remaining shares of Common Stock only in accordance with the instructions provided by AI LLC.

Sale of Unregistered Shares by the Company

     On March 8, 2005, the Company entered into a Stock Purchase and Registration Rights Agreement (the “T Rowe Agreement”) with T. Rowe Price Group, Inc. (the “First Purchaser”), as investment adviser to the mutual funds and institutional accounts listed therein (the “TRP Investors”). Pursuant to the T Rowe Agreement, the Company agreed to issue (or transfer) and sell to the First Purchaser, on behalf of the TRP Investors, 5,256,500 shares of Common Stock for an aggregate consideration of $103,290,225 in cash. The closing of this sale is expected to occur on March 11, 2005. Any party to the T Rowe Agreement may terminate the agreement if the closing does not occur by March 31, 2005, provided that the terminating party has satisfied all its conditions to closing and complied with all its obligations under the agreement.

     On March 8, 2005 the Company entered into a Stock Purchase and Registration Rights Agreement (the “Wellington Agreement”) with Wellington Management Company, llp, as investment advisor on behalf of certain investment advisory clients (each a “Second Purchaser”). Pursuant to the Wellington Agreement, the Company agreed to issue (or transfer) and sell to the Second Purchasers an aggregate of 2,000,000 shares of Common Stock for an aggregate consideration of $39,300,000 in cash. The closing of this sale is expected to occur on March 11, 2005. Any party to the Wellington Agreement may terminate the agreement if the closing does not occur by March 31, 2005, provided that the terminating party has satisfied all its conditions to closing and complied with all its obligations under the agreement.

     The proceeds from these share issuances or transfers initially will be used to return cash and/or reduce liquidity line balances to the levels that existed immediately prior to the time the share purchases from Seller referenced above took place.

     The sale of the above-referenced shares of Common Stock to the First Purchaser, on behalf of the TRP Investors, and the Second Purchasers will be exempt from the registration requirements of the Securities Act of 1933 as a private transaction not involving a public offering pursuant to Section 4(2) thereof. Each of the First Purchaser and the Second Purchasers has represented that it (and in the case of the First Purchaser, the TRP Investors) is an institutional “accredited investor” (as defined under Rule 501 of the rules promulgated under the Securities Act of 1933) and is purchasing the shares without the intent to distribute them, and that it will not solicit offers for, or offer or sell, the shares by means of any form of general solicitation or general advertising or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act of 1933.

     Pursuant to each of the T Rowe Agreement and the Wellington Agreement, the Company agreed to file a registration statement on Form S-3 with the SEC for the registration of the resale of the shares purchased pursuant to those agreements within 30 days of the closing of such agreements. Following effectiveness of such registration statement, the First Purchaser, the TRP

Investors and the Second Purchasers will be able to sell into the market from time to time over a maximum period of two years.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

     The Company is expected to use cash on hand and, if needed, draw down on its short term liquidity lines, including its revolving credit facility or receivables facilities, in an amount necessary to fund the purchases of Common Stock pursuant to the First Stock Purchase Agreement and the Second Stock Purchase Agreement described above in Item 1.01. The proceeds from the share issuances or transfers pursuant to the T Rowe Agreement and the Wellington Agreement will initially be used to return cash and/or reduce liquidity line balances to the levels that existed immediately prior to the share purchases from Seller described above. The information set forth in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03.

ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES

     As described above in Item 1.01, the Company entered into the T Rowe Agreement and the Wellington Agreement, pursuant to which the Company has agreed to sell unregistered shares of Common Stock, in each case in an amount exceeding 1% of the Company’s outstanding Common Stock, subject to the terms and conditions set forth in the applicable agreement. The information set forth in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 3.02.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRW AUTOMOTIVE HOLDINGS CORP.

Dated: March 10, 2005	By:	/s/ Joseph S. Cantie
Joseph S. Cantie
Executive Vice President and
Chief Financial Officer